SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2004

                       PEGASUS COMMUNICATIONS CORPORATION

               (Exact Name of Registrant as Specified in Charter)


           Delaware                        0-32383             23-3070336
-----------------------------     ------------------------   -------------------
 (State or Other Jurisdiction     (Commission File Number)   (IRS Employer
       of Incorporation)                                     Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 800-376-0022

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.
                  ------------

            This amendment to the Current Report on Form 8-K is being filed solely for the purpose of filing a corrected Exhibit 99.3 which shall replace
Exhibit 99.3 as originally filed on May 17, 2004. The corrected Exhibit 99.3 is incorporated by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (c) Exhibits.

              99.3 Order of the United States District Court for the Central District of California, entered on May 12, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PEGASUS COMMUNICATIONS CORPORATION


                                    By    /s/ Scott A. Blank
                                      --------------------------------
                                             Scott A. Blank,
                                             Senior Vice President


May 17, 2004



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                                  EXHIBIT INDEX

Exhibit No.            Description

99.3 Order of the United States District Court for the Central District of California, entered on May 12, 2004.